Stock based compensation	12 Months Ended
Dec. 31, 2015
Stock based compensation
Stock based compensation

10. Stock‑based compensation

The Board of Directors approve the granting of awards to our officers, directors, employees and third party‑consultants. Under these grants, the beneficiaries are given the right to acquire new shares of common stock at a pre‑determined option price. The purpose of the grants is to assist us in attracting, retaining and motivating officers, employees, directors and consultants. In addition, these awards provide us with the ability to provide incentives that are directly linked to the performance of our business and the related increase in shareholder value.

Our awards have terms that range from five to ten years. As determined by our Board of Directors, our awards vest over service periods ranging up to four years or upon achievement of defined performance or market criteria such as the vesting of certain awards upon our IPO or awards that are accelerated when the fair value of our stock price reaches defined targets.

The exercise price for each stock option is determined by the Board of Directors based upon considerations such as the fair value of the underlying ordinary shares and certain market conditions. For options granted prior to our October 22, 2015, IPO, the determination of the fair value of our common stock takes into account the price at which our shares were being quoted on the NOTC, recent equity financings and our valuations calculated with the assistance of third‑parties.

On July 21, 2015, we cancelled 465,262 of our options for certain employees that were not vested and for which service was expected to be rendered and concurrently replaced these with 586,710 options. We accounted for the cancellation and replacement as a modification whereby we determined value of the original options based on current assumptions, without regard to the assumptions made on the grant date. We then compared the fair value of the modified award to the fair value of the original options immediately before the terms were modified, measured based on the share price and other pertinent factors on the date of the modification The incremental value of $468,000 was recorded over the remaining requisite service periods as these awards are expected to vest.

On September 8, 2015, we effected a 1-for-11 reverse stock split of our ordinary shares. In conjunction with the reverse stock split, we adjusted our outstanding stock options by the same ratio.

On October 22, 2015, we converted all of our Cortendo AB awards which were previously denominated in Swedish Krona (SEK) and Norwegian Kroner (NOK), into awards to acquire shares in Strongbridge Biopharma plc which were denominated in U.S. dollars. For the stock options denominated in NOK, the calculation was based on 8.1935 NOK per U.S. dollars. Due to the effects of foreign exchange related to the exercise price, we accounted for the conversion as a modification whereby we determined value of the original options based on current assumptions, without regard to the assumptions made on the grant date. We then compared the fair value of the modified award to the fair value of the original options immediately before the terms were modified, measured based on the share price and other pertinent factors on the date of the modification. Because the effected options were vested, the incremental value of $325,000 was recorded as expense during the period ended December 31, 2015.

For the awards denominated in SEK which were classified as liability awards, we accounted for the conversion as a modification whereby we determined the value of the original options based on current assumptions, without regard to the assumptions made on the grant date. We then compared the fair value of the modified award to the fair value of the original options immediately before the terms were modified, measured based on the share price and other pertinent factors on the date of the modification.  The incremental value was recorded as expense in the statement of operations.  The liability awards were fully vested as of October 22, 2015 and therefore the resulting liability after modification of $1.5 million, was reclassified from liability to additional paid-in capital on the October 22, 2015. As these stock options are now equity-classified and fully vested, we will not remeasure these stock options in the future.

A summary of the outstanding stock options as of December 31, 2015 is as follows:

	Options Outstanding
			Weighted-
			Average
		Weighted-	Remaining
		Average	Contractual
	Number of	Exercise	Term	Aggregate
	Shares	Price	(Years)	Intrinsic Value
				(in thousands)
Outstanding—January 1, 2013	272,727	$2.81	4.33	$584
Granted	192,813	$7.21
Exercised	—
Outstanding—December 31, 2013	465,540	$4.63	3.76	$1,182
Granted	504,990	$11.18
Forfeited	(45,453)	$8.64
Exercised	—
Outstanding—December 31, 2014	925,077	$8.01	3.72	$1,011
Granted	1,710,530	$16.87
Forfeited and cancelled	(44,087)	$7.60
Exercised	—
Outstanding—December 31, 2015	2,591,520	$13.59	5.97	$1,844
Vested and exercisable—December 31, 2015	727,280	$6.53	3.12	$1,844
Vested and expected to vest—December 31, 2015	2,591,520	$13.59	5.97	$1,844

Included in the stock options outstanding at December 31, 2015, are unvested stock options to purchase 143,302 shares at a weighted average exercise $18.80 per share for which the vesting of certain tranches will accelerate if the fair value per share of our stock reaches $16.11,  $31.46 or $37.62 for the respective grantee.   In addition, the options outstanding include 106,738 shares that vest upon a market appreciation event so long as it occurs prior to May 26, 2019 of which all were unvested as of December 31, 2015 and 106,738 shares that will vest upon the one year anniversary of the market appreciation event of which all were unvested as of December 31, 2015.  The market appreciation event is defined as the last trading day in the period in which the closing stock price on each of 20 consecutive trading days reported on NASDAQ has been at least $30.14 or $33.66 for the respective grantee.

The aggregate intrinsic values of options outstanding, vested and exercisable, and vested and expected to vest were calculated as the difference between the exercise price of the options and the estimated fair value of our common stock as of December 31, 2013, 2014 and 2015, respectively.

Stock‑based compensation expense

We recognized stock‑based compensation expense for employees and non‑employees in the accompanying consolidated statements of operations as follows (in thousands):

	Year Ended
	December 31,
	2013	2014	2015
Research and development	$438	$268	$793
General and administrative	310	(17)	3,147
Total stock-based compensation	$748	$251	$3,940

Included in these amounts was stock compensation expense (credit) attributed to liability‑classified awards of $402,000,  $(229,000) and $359,000, for the years ended December 31, 2013, 2014 and 2015, respectively.

As of December 31, 2015, the total unrecognized compensation expense related to unvested options, net of estimated forfeitures, was $9.9 million, which we expect to recognize over an estimated weighted‑average period of 1.73 years.

In determining the estimated fair value of the stock‑based awards, we use the Black‑Scholes option‑pricing model and assumptions discussed below. Each of these inputs is subjective and generally requires significant judgment.

The fair value of stock option awards was estimated with the following assumptions:

	Year Ended December 31,
	2013	2014	2015
Expected term (in years)	4.42	3.23	3.23
Risk-free interest rate	0.0% - 1.7%	0.0% - 0.6%	0.0% - 0.6%
Expected volatility	70.8% - 84.4%	68.3% - 80.7%	79.0% - 83.1%
Dividend rate	—%	—%	—%